Exhibit 99.1
Contact:
Express-1 Expedited Solutions, Inc.
Mike Welch
269-429-9761
Mike.Welch@xpocorporate.com
XPO REVENUES INCREASE BY 81% IN SECOND QUARTER
SAINT JOSEPH, Mich. — August 11, 2010 — Express-1 Expedited Solutions, Inc. (XPO) today reported its earnings for the second quarter ended June 30, 2010.
For the quarter, revenue from continuing operations increased by 81% to $40.3 million compared to $22.2 million in the second quarter of 2009. Additionally, year over year revenues increased by 70.1% to $72.0 million compared to $42.3 million in the initial six months of 2009.
For the quarter, net income improved by $1.2 million to $1.5 million, or $.05 per fully diluted share compared to income of $288,000 in the second quarter of 2009. Year to date net income improved by $2.0 million to $2.3 million or $.07 per fully diluted share compared to net income of $293,000 in the comparable period in 2009.
“I am extremely pleased with our second quarter results. This is a great accomplishment for our team who has been instrumental in delivering quality solutions to our customers. Obviously, we are very excited about the remainder of the year and look forward to a strong finish in the second half of 2010.” commented Mike Welch, the Company’s CEO.
“I continue to be impressed with Mike and his team’s ability to thrive in this economic environment, and produce these outstanding results,” stated James Martell, Chairman of XPO.
Investor Conference Call
Management will conduct a conference call on Thursday, August 12, 2010 at 10:00 a.m. EDT to discuss the Company’s second quarter financial results. Those wishing to take part in the live teleconference call can dial 877-407-0782 with international participants dialing 201-689-8567. A playback will be available until midnight on August 19, 2010. To listen to the playback, please call 877-660-6853. Use account number 286 and conference ID number 355058. Those interested in accessing a live or archived Webcast of the call should visit http://www.investorcalendar.com under Express-1 Expedited Solutions, Inc.
About Express-1 Expedited Solutions, Inc.
Express-1 Expedited Solutions, Inc. is a non-asset based services organization focused on premium transportation through its business units, Express-1, Inc. (Buchanan, Michigan), Concert Group Logistics, Inc. (CGL) (Downers Grove, Illinois), and Bounce Logistics, Inc. (South Bend, Indiana). These business units are focused on premium services that include same-day, time-sensitive transportation and domestic and international freight forwarding. Serving more than 4,000 customers, the Company’s premium transportation offerings are provided through one of five operations centers; Buchanan, Michigan; South Bend, Indiana; Downers Grove, Illinois; Rochester Hills, Michigan and Tampa, Florida. Express-1 Expedited Solutions, Inc. is publicly traded on the NYSE AMEX Equities Exchange under the symbol XPO. For more information about the Company, visit www.xpocorporate.com
Forward-Looking Statements
This press release contains forward-looking statements that may be subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs, as well as assumptions made by and information currently available to management. These forward-looking statements, which may include statements regarding our future financial performance or results of operations, including expected revenue growth, cash flow growth, future expenses, future operating margins and other future or expected performance are subject to risks. These risks include: the acquisition of businesses or the launch of new lines of business could increase operating expenses and dilute operating margins; increased competition could lead to negative pressure on our pricing and the need for increased marketing; the inability to maintain, establish or renew relationships with customers, whether due to competition or other factors; the inability to comply with regulatory requirements governing our business operations; and to the general risks associated with our businesses.
In addition to the risks and uncertainties discussed above, you can find additional information concerning risks and uncertainties that would cause actual results to differ materially from those projected or suggested in the forward-looking statements in the reports that we have filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release represent our judgment as of the date of this release and you should not unduly rely on such statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in the filing may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Express-1 Expedited Solutions, Inc.
Consolidated Balance Sheets

	(Unaudited)
	June 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash	$280,000	$495,000
Accounts receivable, net of allowances of $225,000 and $225,000, respectively	23,314,000	17,569,000
Prepaid expenses	472,000	158,000
Deferred tax asset, current	129,000	353,000
Other current assets	459,000	459,000

Total current assets	24,654,000	19,034,000

Property and equipment, net of $2,956,000 and $2,651,000 in accumulated depreciation, respectively	2,642,000	2,797,000
Goodwill	16,959,000	16,959,000
Identifiable intangible assets, net of $2,512,000 and $2,198,000 in accumulated amortization, respectively	8,861,000	9,175,000
Loans and advances	173,000	30,000
Other long-term assets	820,000	1,044,000

Total long term assets	29,455,000	30,005,000

Total assets	$54,109,000	$49,039,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,874,000	$6,769,000
Accrued salaries and wages	869,000	310,000
Accrued expenses, other	3,590,000	2,272,000
Line of credit	—	6,530,000
Current maturities of notes payable and capital leases	1,674,000	1,215,000
Other current liabilities	473,000	968,000

Total current liabilities	15,480,000	18,064,000

Line of credit	2,089,000	—
Notes payable and capital leases, net of current maturities	2,929,000	213,000
Deferred tax liability, long-term	1,559,000	1,156,000
Other long-term liabilities	808,000	1,202,000

Total long-term liabilities	7,385,000	2,571,000

Stockholders’ equity:
Preferred stock, $.001 par value; 10,000,000 shares; no shares issued or outstanding	—	—
Common stock, $.001 par value; 100,000,000 shares authorized; 32,541,884 and 32,215,218 shares issued, respectively; and 32,361,884 and 32,035,218 shares outstanding, respectively	33,000	32,000
Additional paid-in capital	26,989,000	26,488,000
Treasury stock, at cost, 180,000 shares held	(107,000)	(107,000)
Accumulated earnings	4,329,000	1,991,000

Total stockholders’ equity	31,244,000	28,404,000

Total liabilities and stockholders’ equity	$54,109,000	$49,039,000

Express-1 Expedited Solutions, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Revenues
Operating revenue	$40,340,000	$22,243,000	$71,982,000	$42,315,000
Expenses
Direct expense	33,101,000	18,606,000	59,144,000	35,462,000

Gross margin	7,239,000	3,637,000	12,838,000	6,853,000
Sales general and administrative expense	4,598,000	3,006,000	8,673,000	6,249,000

Operating income from continuing operations	2,641,000	631,000	4,165,000	604,000

Other expense	34,000	19,000	54,000	9,000
Interest expense	88,000	26,000	108,000	48,000

Income from continuing operations before income tax	2,519,000	586,000	4,003,000	547,000
Income tax provision	1,015,000	273,000	1,665,000	259,000

Income from continuing operations	1,504,000	313,000	2,338,000	288,000
Income (loss) from discontinued operations, net of tax	—	(25,000)	—	5,000

Net income	$1,504,000	$288,000	$2,338,000	$293,000

Basic income per share
Income from continuing operations	$0.05	$0.01	$0.07	$0.01
Income from discontinued operations	—	—	—	—
Net income	0.05	0.01	0.07	0.01
Diluted income per share
Income from continuing operations	0.05	0.01	0.07	0.01
Income from discontinued operations	—	—	—	—
Net income	$0.05	$0.01	$0.07	$0.01
Weighted average common shares outstanding
Basic weighted average common shares outstanding	32,044,116	32,035,218	32,039,706	32,035,218
Diluted weighted average common shares outstanding	32,645,399	32,147,648	32,602,367	32,139,842

Express-1 Expedited Solutions, Inc.
Summary Financial Table
For the Three Months Ended June 30,
(Unaudited)

					Percent of
	Quarter to Date		Quarter to Quarter Change		Business Unit Revenue
	2010	2009	In Dollars	In Percentage	2010	2009
Revenues
Express-1	$20,557,000	$10,090,000	$10,467,000	103.7%	51.0%	45.4%
Concert Group Logistics	16,074,000	10,155,000	5,919,000	58.3%	39.8%	45.7%
Bounce Logistics	4,675,000	2,232,000	2,443,000	109.5%	11.6%	10.0%
Intercompany eliminations	(966,000)	(234,000)	(732,000)	-312.8%	-2.4%	-1.1%

Total revenues	40,340,000	22,243,000	18,097,000	81.4%	100.0%	100.0%

Direct expenses
Express-1	15,720,000	7,793,000	7,927,000	101.7%	76.5%	77.2%
Concert Group Logistics	14,426,000	9,174,000	5,252,000	57.2%	89.7%	90.3%
Bounce Logistics	3,921,000	1,873,000	2,048,000	109.3%	83.9%	83.9%
Intercompany eliminations	(966,000)	(234,000)	(732,000)	-312.8%	100.0%	100.0%

Total direct expenses	33,101,000	18,606,000	14,495,000	77.9%	82.1%	83.6%

Gross margin
Express-1	4,837,000	2,297,000	2,540,000	110.6%	23.5%	22.8%
Concert Group Logistics	1,648,000	981,000	667,000	68.0%	10.3%	9.7%
Bounce Logistics	754,000	359,000	395,000	110.0%	16.1%	16.1%

Total gross margin	7,239,000	3,637,000	3,602,000	99.0%	17.9%	16.4%

Selling, general & administrative
Express-1	2,355,000	1,600,000	755,000	47.2%	11.5%	15.9%
Concert Group Logistics	1,093,000	630,000	463,000	73.5%	6.8%	6.2%
Bounce Logistics	613,000	273,000	340,000	124.5%	13.1%	12.2%
Corporate	537,000	503,000	34,000	6.8%	1.3%	2.3%

Total selling, general & administrative	4,598,000	3,006,000	1,592,000	53.0%	11.4%	13.5%

Operating income from continuing operations
Express-1	2,482,000	697,000	1,785,000	256.1%	12.1%	6.9%
Concert Group Logistics	555,000	351,000	204,000	58.1%	3.5%	3.5%
Bounce Logistics	141,000	86,000	55,000	64.0%	3.0%	3.9%
Corporate	(537,000)	(503,000)	(34,000)	-6.8%	-1.3%	-2.3%

Operating income from continuing operations	2,641,000	631,000	2,010,000	318.5%	6.5%	2.8%

Interest expense	88,000	26,000	62,000	238.5%	0.2%	0.1%
Other expense	34,000	19,000	15,000	78.9%	0.1%	0.1%

Income from continuing operations before tax	2,519,000	586,000	1,933,000	329.9%	6.2%	2.6%

Tax provision	1,015,000	273,000	742,000	-271.8%	2.5%	1.2%

Income from continuing operations	1,504,000	313,000	1,191,000	-380.5%	3.7%	1.4%

Loss from discontinued operations, net of tax	—	(25,000)	25,000	-100.0%	0.0%	-0.1%

Net income	$1,504,000	$288,000	$1,216,000	422.2%	3.7%	1.3%

Express-1 Expedited Solutions, Inc.
Summary Financial Table
For the Six Months Ended June 30,
(Unaudited)

					Percent of
	Year to Date		Year to Year Change		Business Unit Revenue
	2010	2009	In Dollars	In Percentage	2010	2009
Revenues
Express-1	$36,769,000	$18,978,000	$17,791,000	93.7%	51.1%	44.8%
Concert Group Logistics	29,012,000	19,794,000	9,218,000	46.6%	40.3%	46.8%
Bounce Logistics	7,798,000	4,012,000	3,786,000	94.4%	10.8%	9.5%
Intercompany eliminations	(1,597,000)	(469,000)	(1,128,000)	-240.5%	-2.2%	-1.1%

Total revenues	71,982,000	42,315,000	29,667,000	70.1%	100.0%	100.0%

Direct expenses
Express-1	28,262,000	14,669,000	13,593,000	92.7%	76.9%	77.3%
Concert Group Logistics	25,954,000	17,926,000	8,028,000	44.8%	89.5%	90.6%
Bounce Logistics	6,525,000	3,336,000	3,189,000	95.6%	83.7%	83.2%
Intercompany eliminations	(1,597,000)	(469,000)	(1,128,000)	-240.5%	100.0%	100.0%

Total direct expenses	59,144,000	35,462,000	23,682,000	66.8%	82.2%	83.8%

Gross margin
Express-1	8,507,000	4,309,000	4,198,000	97.4%	23.1%	22.7%
Concert Group Logistics	3,058,000	1,868,000	1,190,000	63.7%	10.5%	9.4%
Bounce Logistics	1,273,000	676,000	597,000	88.3%	16.3%	16.8%

Total gross margin	12,838,000	6,853,000	5,985,000	87.3%	17.8%	16.2%

Selling, general & administrative
Express-1	4,376,000	3,452,000	924,000	26.8%	11.9%	18.2%
Concert Group Logistics	2,247,000	1,317,000	930,000	70.6%	7.7%	6.7%
Bounce Logistics	1,035,000	549,000	486,000	88.5%	13.3%	13.7%
Corporate	1,015,000	931,000	84,000	9.0%	1.4%	2.2%

Total selling, general & administrative	8,673,000	6,249,000	2,424,000	38.8%	12.0%	14.8%

Operating income from continuing operations
Express-1	4,131,000	857,000	3,274,000	382.0%	11.2%	4.5%
Concert Group Logistics	811,000	551,000	260,000	47.2%	2.8%	2.8%
Bounce Logistics	238,000	127,000	111,000	87.4%	3.1%	3.2%
Corporate	(1,015,000)	(931,000)	(84,000)	-9.0%	-1.4%	-2.2%

Operating income from continuing operations	4,165,000	604,000	3,561,000	589.6%	5.8%	1.4%

Interest expense	108,000	48,000	60,000	125.0%	0.2%	0.1%
Other expense	54,000	9,000	45,000	500.0%	0.1%	0.0%

Income from continuing operations before tax	4,003,000	547,000	3,456,000	631.8%	5.6%	1.3%

Tax provision	1,665,000	259,000	1,406,000	542.9%	2.3%	0.6%

Income from continuing operations	2,338,000	288,000	2,050,000	711.8%	3.2%	0.7%

Income from discontinued operations, net of tax	—	5,000	(5,000)	-100.0%	0.0%	0.0%

Net income	$2,338,000	$293,000	$2,045,000	698.0%	3.2%	0.7%